                                                                    EXHIBIT 99.3

CASE NAME:      KEVCO HOLDING, INC.                                ACCRUAL BASIS

CASE NUMBER:    401-40785-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2002
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                       TREASURER
---------------------------------------             ----------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                          MAY 30, 2002
---------------------------------------             ----------------------------
Printed Name of Responsible Party                              Date

PREPARER:

/s/ DENNIS S. FAULKNER                                 ACCOUNTANT FOR DEBTOR
---------------------------------------             ----------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                          MAY 30, 2002
---------------------------------------             ----------------------------
Printed Name of Preparer                                       Date

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 1

CASE NUMBER:    401-40785-BJH-11

COMPARATIVE BALANCE SHEET

                                                       SCHEDULED           MONTH
ASSETS                                                  AMOUNT             APR-02            MONTH         MONTH
------                                                -----------       ------------         -----         -----
1.  Unrestricted Cash                                         232                  0
2.  Restricted Cash
3.  Total Cash                                                232                  0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                         0                  0
9.  Total Current Assets                                      232                  0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                             0                  0
13. Due From Insiders
14. Other Assets - Net of Amortization                 95,356,800                  0
15. Other (Attach List)                                14,496,631         14,496,631
16. Total Assets                                      109,853,663         14,496,631

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                            0
23. Total Post Petition Liabilities                                                0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                            75,885,064         13,768,129
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                               328,039,345        321,188,722
28. Total Pre Petition Liabilities                    403,924,409        334,956,851
29. Total Liabilities                                 403,924,409        334,956,851

EQUITY

30. Pre Petition Owners' Equity                                         (294,070,746)
31. Post Petition Cumulative Profit Or (Loss)                            (88,505,859)
32. Direct Charges To Equity (FOOTNOTE)                                   62,116,385
33. Total Equity                                                        (320,460,220)
34. Total Liabilities and Equity                                          14,496,631


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                              SUPPLEMENT TO

CASE NUMBER:    401-40785-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                       SCHEDULED            MONTH
ASSETS                                                   AMOUNT             APR-02           MONTH         MONTH
------                                                -----------        -----------         -----         -----
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                                     0                  0

A. Goodwill: SSS                                        6,097,280
B. Goodwill: Bowen                                     13,569,437
C. Goodwill: BTE                                        1,657,846
D. Goodwill: Shelter                                   74,032,237
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                 95,356,800                  0

A. Investment in Subsidiaries                          14,496,631         14,496,631
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15                           14,496,631         14,496,631

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                              0

PRE PETITION LIABILITIES
A. Interco. Payables (FOOTNOTE)                       199,539,345        192,688,722
B. 10 3/8% Senior Sub. Notes                          105,000,000        105,000,000
C. Sr. Sub. Exchangeable Notes                         23,500,000         23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                 328,039,345        321,188,722

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 2

CASE NUMBER:    401-40785-BJH-11


INCOME STATEMENT

                                                          MONTH                                          QUARTER
REVENUES                                                  APR-02           MONTH          MONTH           TOTAL
--------                                                 --------          -----          -----          -------
1.  Gross Revenues                                                                                             0
2.  Less: Returns & Discounts                                                                                  0
3.  Net Revenue                                                 0                                              0

COST OF GOODS SOLD

4.  Material                                                                                                   0
5.  Direct Labor                                                                                               0
6.  Direct Overhead                                                                                            0
7.  Total Cost Of Goods Sold                                    0                                              0
8.  Gross Profit                                                0                                              0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                             0
10. Selling & Marketing                                                                                        0
11. General & Administrative                                                                                   0
12. Rent & Lease                                                                                               0
13. Other (Attach List)                                                                                        0
14. Total Operating Expenses                                    0                                              0
15. Income Before Non-Operating
    Income & Expense                                            0                                              0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                             0                                              0
17. Non-Operating Expense (Att List)                            0                                              0
18. Interest Expense                                                                                           0
19. Depreciation / Depletion                                                                                   0
20. Amortization                                                                                               0
21. Other (Attach List)                                         0                                              0
22. Net Other Income & Expenses                                 0                                              0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                          0
24. U.S. Trustee Fees                                                                                          0
25. Other (Attach List)                                                                                        0
26. Total Reorganization Expenses                               0                                              0
27. Income Tax                                                                                                 0
28. Net Profit (Loss)                                           0                                              0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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
CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 3

CASE NUMBER:    401-40785-BJH-11


CASH RECEIPTS AND                                         MONTH                                          QUARTER
DISBURSEMENTS                                             APR-02           MONTH          MONTH           TOTAL
-----------------                                        --------          -----          -----          -------
1.  Cash - Beginning Of Month                                   0                                              0

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Interco. Transfer)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts                                0                                              0
10. Total Receipts                                              0                                              0
11. Total Cash Available                                        0                                              0

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)                                         0                                              0
26. Total Operating Disbursements                               0                                              0

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements                                         0                                              0
32. Net Cash Flow                                               0                                              0
33. Cash - End of Month                                         0                                              0

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
CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 4

CASE NUMBER:    401-40785-BJH-11

                                             SCHEDULED           MONTH
ACCOUNTS RECEIVABLE AGING                     AMOUNT             APR-02             MONTH             MONTH
-------------------------                    ---------          --------            -----             -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                        0                 0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                        0                 0

AGING OF POST PETITION                                           MONTH: April-02
TAXES AND PAYABLES                                                     ---------

                                                0 - 30           31 - 60           61 - 90           91 +
TAXES PAYABLE                                    DAYS             DAYS              DAYS             DAYS            TOTAL
-------------                                   ------           -------           -------           ----            -----
1.  Federal                                                                                                              0
2.  State                                                                                                                0
3.  Local                                                                                                                0
4.  Other (Attach List)                              0                 0                 0              0                0
5.  Total Taxes Payable                              0                 0                 0              0                0
6.  Accounts Payable                                                                                                     0

STATUS OF POST PETITION TAXES                                    MONTH: April-02
                                                                       ---------

                                            BEGINNING TAX       AMOUNT WITHHELD                              ENDING TAX
FEDERAL                                       LIABILITY*         AND/OR ACCRUED        (AMOUNT PAID)         LIABILITY
-------                                     -------------       ---------------        -------------        ----------
1.  Withholding **                                                                                                   0
2.  FICA - Employee **                                                                                               0
3.  FICA - Employer **                                                                                               0
4.  Unemployment                                                                                                     0
5.  Income                                                                                                           0
6.  Other (Attach List)                                 0                     0                   0                  0
7.  Total Federal Taxes                                 0                     0                   0                  0

STATE AND LOCAL

8.  Withholding                                                                                                      0
9.  Sales                                                                                                            0
10. Excise                                                                                                           0
11. Unemployment                                                                                                     0
12. Real Property                                                                                                    0
13. Personal Property                                                                                                0
14. Other (Attach List)                                                                                              0
15. Total State And Local                               0                     0                   0                  0
16. Total Taxes                                         0                     0                   0                  0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
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
CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 5

CASE NUMBER:    401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                 MONTH: April-02
                                                                       ---------

BANK RECONCILIATIONS                           Account # 1       Account # 2
--------------------                           -----------       -----------
A.  BANK:                                                                          Other Accounts         TOTAL
B.  ACCOUNT NUMBER:                                                                 (Attach List)
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                                0
2.  Add: Total Deposits Not Credited                                                                          0
3.  Subtract: Outstanding Checks                                                                              0
4.  Other Reconciling Items                                                                                   0
5.  Month End Balance Per Books                                                                               0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                       DATE OF         TYPE OF
BANK, ACCOUNT NAME & NUMBER            PURCHASE       INSTRUMENT       PURCHASE PRICE       CURRENT VALUE
---------------------------            --------       ----------       --------------       -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                              0                    0

CASH

12.    Currency On Hand                                                                                 0
13.    Total Cash - End of Month                                                                        0


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
CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 6

CASE NUMBER:    401-40785-BJH-11                                 MONTH: April-02
                                                                       ---------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                             TYPE OF              AMOUNT            TOTAL PAID
             NAME                            PAYMENT               PAID              TO DATE
             ----                            -------              ------            ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                                         0                     0

                                  PROFESSIONALS

                                              DATE OF
                                            COURT ORDER                                                      TOTAL
                                            AUTHORIZING        AMOUNT        AMOUNT       TOTAL PAID       INCURRED
             NAME                             PAYMENT         APPROVED        PAID         TO DATE         &  UNPAID*
             ----                           -----------       --------       ------       ----------       ----------

1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                                  0            0                0                0

      * Include all fees incurred, both approved and unapproved

        POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                        SCHEDULED       AMOUNTS         TOTAL
                                         MONTHLY         PAID           UNPAID
                                        PAYMENTS        DURING           POST
     NAME OF CREDITOR                      DUE           MONTH         PETITION
     ----------------                   ---------       -------       ----------
1.  Bank of America                                           0       13,768,129
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                       0             0       13,768,129

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
CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 7

CASE NUMBER:    401-40785-BJH-11                                MONTH: April-02
                                                                       ---------
QUESTIONNAIRE

                                                                                                                YES         NO
                                                                                                                ---         --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                   X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                               X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                                 X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                          X

5.  Have any Post Petition Loans been received by the debtor from any party?                                                X

6.  Are any Post Petition Payroll Taxes past due?                                                                           X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                           X

8.  Are any Post Petition Real Estate Taxes past due?                                                                       X

9.  Are any other Post Petition Taxes past due?                                                                             X

10. Are any amounts owed to Post Petition creditors delinquent?                                                             X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                      X

12. Are any wage payments past due?                                                                                         X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                                YES         NO
                                                                                                                ---         --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?              X

2.  Are all premium payments paid current?                                                                       X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.

                              INSTALLMENT PAYMENTS

TYPE OF POLICY                       CARRIER                PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
--------------                       -------                --------------          --------------------------
General Liability               Aon Risk Services            3/1/02-9/1/02              Semi-Annual $98,598
D&O Liability                   Great American Ins.       11/1/2001-10/31/2004          Annual      $64,657

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
CASE NAME:      KEVCO HOLDING, INC.                         FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40785-BJH-11                            ACCRUAL BASIS

                                                                 MONTH: April-02
                                                                       ---------

  ACCRUAL
  BASIS
  FORM
  NUMBER        LINE NUMBER      FOOTNOTE / EXPLANATION
 ----------     -----------      ----------------------
      1            24             The direct charges to equity are due to the secured
      1            32             debt reductions pursuant to sales of Kevco
                                  Manufacturing, L.P.'s operating divisions, the
                                  asset sale of the South Region of Kevco
                                  Distribution, as well as direct cash payments. The
                                  secured debt owed to Bank of America by Kevco, Inc.
                                  (Case No. 401-40783-BJH-11) has been guaranteed by
                                  all of its co-debtors (See Footnote 1,27A);
                                  therefore, the secured debt is reflected as a
                                  liability on all of the Kevco entities. The charge
                                  to equity is simply an adjustment to the balance
                                  sheet.

      1            27A            Intercompany payables are to co-debtors Kevco
                                  Management Co. (Case No. 401-40788-BJH-11), Kevco
                                  Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                                  Manufacturing, LP (Case No. 401-40784-BJH-11), DCM
                                  Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco,
                                  Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc.
                                  (Case No. 401-40786-BJH-11), and Kevco Components,
                                  Inc. (Case No. 401-40790-BJH-11).